UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: May 16, 2006
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                              TRANSNET CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-8693                   22-1892295
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(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


45 Columbia Road, Somerville, New Jersey                08876-3576
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(Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code: 908-253-0500
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Former name, former address and former fiscal year, if changed since last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE


On May 15, 2006, TransNet Corporation issued a press release reporting its earnings for the third quarter of fiscal 2006, and nine month period, ended March 31, 2006. This release contained an inadvertent error in the pre-tax income and tax expense figures in the table. On May 16, 2006, the Corporation issued a corrective release. The Corporation notes that the error did not affect reported revenues and earnings for both the quarter and nine-month period, or other numbers in the release. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release issued May 15, 2006 reporting fiscal 2006 third quarter and nine month results.

99.2 Corrective press release issued May 16, 2006 reporting fiscal 2006 third quarter and nine month results.



                                   SIGNATURES



Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TransNet Corporation
                                        (Registrant)
May 16, 2006
-------------------------               /s/ Steven J. Wilk
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                                        Steven J. Wilk
                                        President and Chief Executive Officer